Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP ANNOUNCES EARNINGS FOR THE FOURTH QUARTER AND YEAR

January 27, 2021 – Honesdale, Pennsylvania

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market – NWFL) and its subsidiary Wayne Bank, announced earnings for the three months ended December 31, 2020 of $5,513,000 compared to $3,596,000 earned in the corresponding period of 2019. The increase in earnings reflects the benefits derived from the Company’s acquisition of UpState New York Bancorp, Inc. (“UpState”), which closed on July 7, 2020. For the year ended December 31, 2020 net income totaled $15,080,000, an increase of $865,000 from the $14,215,000 earned in the prior year. The increase reflects the benefits derived from the acquisition of UpState, which offset a $4,200,000 increase in the provision for loan losses and $2,049,000 of merger related expenses.

Earnings per share (fully diluted) were $0.67 and $0.57 for the three-month period ended December 31, 2020 and 2019, respectively. For the year ended December 31, 2020, earnings per share on a fully diluted basis were $2.09, compared to $2.25 for the year ended December 31, 2019. For the year ended December 31, 2020, the return on average assets was 0.97%, and the return on average equity was 9.06%, compared to 1.18% and 10.83%, respectively, for the year ended December 31, 2019.

Total assets were $1.852 billion as of December 31, 2020. Loans receivable totaled $1.411 billion as of December 31, 2020, with total deposits of $1.535 billion and stockholders’ equity of $194.8 million as of December 31, 2020.

Loans receivable increased $486.2 million from the prior year-end due primarily to the $420 million of loan balances acquired from UpState and $66 million of Paycheck Protection Program (“PPP”) loans originated during the year ended December 31, 2020. For the three months and year ended December 31, 2020, net charge-offs totaled $125,000 and $809,000, respectively, compared to $96,000 and $1,194,000, respectively, for the corresponding periods in 2019.

Net interest income, on a fully taxable equivalent basis (fte), totaled $15,821,000 for the three months ended December 31, 2020, an increase of $5,755,000 compared to the same period in 2019. For the year ended December 31, 2020, net interest income (fte) totaled $51,359,000, an increase of $11,747,000 compared to 2019 due primarily to the higher volume of earning assets, including a $292.0 million increase in average loans outstanding.

Other income for the three months ended December 31, 2020 totaled $2,661,000 compared to $1,696,000 for the similar period in 2019. Gains on the sale of loans and securities increased $176,000, while all other items of other income increased $789,000 in the aggregate due primarily to service charges and fees related to the acquisition of UpState. Other income for the year ended December 31, 2020 totaled $7,780,000 compared to $6,778,000 in 2019, an increase of $1,002,000 due primarily to a $665,000 increase in service charges and fees. Gains on the sale of loans and investment securities increased $175,000 in the aggregate, while all other items of other income increased $165,000, net.

Other expenses totaled $9,909,000 for the three months ended December 31, 2020, compared to $7,088,000 in the similar period of 2019. The $2,821,000 increase reflects the costs of the operations acquired from UpState. For the year ended December 31, 2020, other expenses totaled $34,440,000 compared to $27,311,000 for 2019, an increase of $7,129,000. The increase reflects the costs of operations acquired from UpState, including four new Community Offices, and $2,049,000 of merger related expenses.

Mr. Critelli commented, “Our results for the 2020 year have been significantly impacted by our efforts to assist our customers during the COVID-19 pandemic, restrictions on business activity, and the costs associated with and the revenue generated by our acquisition of UpState New York Bancorp, Inc. Our balance sheet reflects the full impact of the UpState acquisition, resulting in a Company with over $1.8 billion of total assets, $1.4 billion of loans and $1.5 billion of deposits. Our cash dividend of $0.26 per share declared in the fourth quarter of 2020 represents a 4.0% increase over the same period of last year. We appreciate the opportunity to serve our Wayne Bank customers and our new customers at the Bank of the Finger Lakes and Bank of Cooperstown locations. We continue to search out opportunities available to us as we service our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and sixteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures. Tax-equivalent net interest income is derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of interest income on a tax–equivalent basis ensures comparability of interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a fully tax-equivalent basis:

(dollars in thousands)	Three months ended December 31		Year ended December 31
	2020	2019	2020	2019
Net interest income	$15,614	$9,833	$50,476	$38,606
Tax equivalent basis adjustment using 21% marginal tax rate	207	233	883	1,006

Net interest income on a fully taxable equivalent basis	$15,821	$10,066	$51,359	$39,612

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended December 31,		Year ended December 31,
(dollars in thousands)	2020	2019	2020	2019
Average equity	$193,740	$136,920	$166,427	$131,271
Average goodwill and other Intangibles	(30,747)	(11,575)	(17,942)	(11,611)

Average tangible equity	$162,993	$125,345	$148,485	$119,660

Contact:	William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	December 31
	2020	2019
ASSETS
Cash and due from banks	$19,445	$15,038
Interest-bearing deposits with banks	92,248	377

Cash and cash equivalents	111,693	15,415
Securities available for sale	226,586	210,205
Loans receivable	1,410,732	924,581
Less: Allowance for loan losses	13,150	8,509

Net loans receivable	1,397,582	916,072
Regulatory stock, at cost	3,981	4,844
Bank premises and equipment, net	17,814	14,228
Bank owned life insurance	39,608	38,763
Foreclosed real estate owned	965	1,556
Accrued interest receivable	6,232	3,719
Goodwill	29,290	11,331
Other intangible assets	530	235
Other assets	17,583	14,242

TOTAL ASSETS	$1,851,864	$1,230,610

LIABILITIES
Deposits:
Non-interest bearing demand	$359,559	$207,299
Interest-bearing	1,175,826	750,230

Total deposits	1,535,385	957,529
Short-term borrowings	63,303	62,256
Other borrowings	42,459	56,438
Accrued interest payable	1,601	2,432
Other liabilities	14,331	14,527

TOTAL LIABILITIES	1,657,079	1,093,182
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2020: 8,236,331 shares, 2019: 6,340,563 shares	824	634
Surplus	95,388	49,471
Retained earnings	93,796	86,536
Treasury stock, at cost: 2020: 10,263 shares, 2019: 12,007 shares	(342)	(400)
Accumulated other comprehensive income	5,119	1,187

TOTAL STOCKHOLDERS’ EQUITY	194,785	137,428

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,851,864	$1,230,610

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
INTEREST INCOME
Loans receivable, including fees	$16,336	$10,815	$54,046	$41,889
Securities	1,064	1,159	4,337	5,314
Other	29	11	72	81

Total Interest income	17,429	11,985	58,455	47,284
INTEREST EXPENSE
Deposits	1,514	1,784	6,610	7,139
Short-term borrowings	81	124	325	468
Other borrowings	220	244	1,044	1,071

Total Interest expense	1,815	2,152	7,979	8,678

NET INTEREST INCOME	15,614	9,833	50,476	38,606
PROVISION FOR LOAN LOSSES	1,600	200	5,450	1,250

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,014	9,633	45,026	37,356

OTHER INCOME
Service charges and fees	1,913	1,168	5,115	4,450
Income from fiduciary activities	150	156	682	610
Net realized gains on sales of securities	—	21	71	254
Gains on sales of loans, net	241	44	527	169
Earnings and proceeds on life insurance policies	208	200	845	830
Other	149	107	540	465

Total other income	2,661	1,696	7,780	6,778

OTHER EXPENSES
Salaries and employee benefits	5,243	3,740	17,121	14,655
Occupancy, furniture and equipment	1,165	938	4,148	3,719
Data processing and related operations	808	469	2,457	1,869
Taxes, other than income	356	232	997	751
Professional fees	328	362	1,062	1,113
FDIC Insurance assessment	213	3	399	153
Foreclosed real estate	8	9	53	45
Amortization of intangibles	35	22	114	101
Merger related	66	—	2,049	—
Other	1,687	1,313	6,040	4,905

Total other expenses	9,909	7,088	34,440	27,311

INCOME BEFORE TAX	6,766	4,241	18,366	16,823
INCOME TAX EXPENSE	1,253	645	3,286	2,608

NET INCOME	$5,513	$3,596	$15,080	$14,215

Basic earnings per share	$0.67	$0.57	$2.09	$2.27

Diluted earnings per share	$0.67	$0.57	$2.09	$2.25

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended December 31	2020	2019
Net interest income	$15,614	$9,833
Net income	5,513	3,596

Net interest spread (fully taxable equivalent)	3.50%	3.33%
Net interest margin (fully taxable equivalent)	3.65%	3.59%
Return on average assets	1.18%	1.18%
Return on average equity	11.32%	10.42%
Return on average tangible equity	13.46%	11.38%
Basic earnings per share	$0.67	$0.57
Diluted earnings per share	$0.67	$0.57

For the Twelve Months Ended December 31	2020	2019
Net interest income	$50,476	$38,606
Net income	15,080	14,215
Net interest spread (fully taxable equivalent)	3.36%	3.28%
Net interest margin (fully taxable equivalent)	3.55%	3.53%
Return on average assets	0.97%	1.18%
Return on average equity	9.06%	10.83%
Return on average tangible equity	10.16%	11.88%
Basic earnings per share	$2.09	$2.27
Diluted earnings per share	$2.09	$2.25

As of December 31	2020	2019
Total assets	$1,851,864	$1,230,610
Total loans receivable	1,410,732	924,581
Allowance for loan losses	13,150	8,509
Total deposits	1,535,385	957,529
Stockholders’ equity	194,785	137,428
Trust assets under management	168,085	170,685

Book value per share	$23.72	$21.67
Tangible book value per share	$20.10	$19.84
Equity to total assets	10.52%	11.17%
Allowance to total loans receivable	0.93%	0.92%
Nonperforming loans to total loans	0.85%	0.09%
Nonperforming assets to total assets	0.70%	0.19%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	December 31	September 30	June 30	March 31	December 31
	2020	2020	2020	2020	2019
ASSETS
Cash and due from banks	$19,445	$23,874	$15,387	$14,712	$15,038
Interest-bearing deposits with banks	92,248	100,566	67,989	23,706	377

Cash and cash equivalents	111,693	124,440	83,376	38,418	15,415
Securities available for sale	226,586	197,436	196,735	196,998	210,205
Loans receivable	1,410,732	1,414,662	988,679	928,565	924,581
Less: Allowance for loan losses	13,150	11,674	10,312	9,088	8,509

Net loans receivable	1,397,582	1,402,988	978,367	919,477	916,072
Regulatory stock, at cost	3,981	3,876	3,677	3,770	4,844
Bank owned life insurance	39,608	39,400	39,183	38,971	38,763
Bank premises and equipment, net	17,814	18,124	14,040	14,071	14,228
Foreclosed real estate owned	965	965	965	1,077	1,556
Goodwill and other intangibles	29,820	30,778	11,522	11,543	11,566
Other assets	23,815	24,100	26,676	17,966	17,961

TOTAL ASSETS	$1,851,864	$1,842,107	$1,354,541	$1,242,291	$1,230,610

LIABILITIES
Deposits:
Non-interest bearing demand	$359,559	$372,237	$284,754	$213,359	$207,299
Interest-bearing deposits	1,175,826	1,143,685	801,484	776,801	750,230

Total deposits	1,535,385	1,515,922	1,086,238	990,160	957,529
Borrowings	105,762	115,732	106,027	92,006	118,694
Other liabilities	15,932	19,906	19,612	17,938	16,959

TOTAL LIABILITIES	1,657,079	1,651,560	1,211,877	1,100,104	1,093,182
STOCKHOLDERS’ EQUITY	194,785	190,547	142,664	142,187	137,428

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,851,864	$1,842,107	$1,354,541	$1,242,291	$1,230,610

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

	December 31	September 30	June 30	March 31	December 31
Three months ended	2020	2020	2020	2020	2019
INTEREST INCOME
Loans receivable, including fees	$16,336	$16,260	$10,767	$10,683	$10,815
Securities	1,064	1,031	1,063	1,179	1,159
Other	29	18	19	6	11

Total interest income	17,429	17,309	11,849	11,868	11,985
INTEREST EXPENSE
Deposits	1,514	1,676	1,630	1,790	1,784
Borrowings	301	303	352	413	368

Total interest expense	1,815	1,979	1,982	2,203	2,152

NET INTEREST INCOME	15,614	15,330	9,867	9,665	9,833
PROVISION FOR LOAN LOSSES	1,600	1,850	1,300	700	200
NET INTEREST INCOME AFTER PROVISION

FOR LOAN LOSSES	14,014	13,480	8,567	8,965	9,633
OTHER INCOME
Service charges and fees	1,913	1,301	837	1,063	1,168
Income from fiduciary activities	150	205	175	153	156
Net realized gains on sales of securities	—	33	—	38	21
Gains on sales of loans, net	241	164	65	56	44
Earnings and proceeds on life insurance policies	208	217	212	208	200
Other	149	152	103	136	107

Total other income	2,661	2,072	1,392	1,654	1,696
OTHER EXPENSES
Salaries and employee benefits	5,243	4,812	3,289	3,777	3,740
Occupancy, furniture and equipment, net	1,165	1,109	906	968	938
Foreclosed real estate	8	31	(2)	16	9
FDIC insurance assessment	213	144	42	—	3
Merger related	66	386	1,597	—	—
Other	3,214	2,898	2,260	2,298	2,398

Total other expenses	9,909	9,380	8,092	7,059	7,088
INCOME BEFORE TAX	6,766	6,172	1,867	3,560	4,241
INCOME TAX EXPENSE	1,253	1,173	379	481	645

NET INCOME	$5,513	$4,999	$1,488	$3,079	$3,596

Basic earnings per share	$0.67	$0.62	$0.24	$0.49	$0.57

Diluted earnings per share	$0.67	$0.62	$0.24	$0.49	$0.57

Book Value per share	$23.72	$23.30	$22.62	$22.52	$21.67
Tangible Book Value per share	20.10	19.55	20.80	20.70	19.84
Return on average assets (annualized)	1.18%	1.11%	0.45%	1.01%	1.18%
Return on average equity (annualized)	11.32%	10.64%	4.17%	8.79%	10.42%
Return on average tangible equity (annualized)	13.46%	11.75%	4.54%	9.57%	11.38%
Net interest spread (fte)	3.50%	3.55%	3.03%	3.23%	3.33%
Net interest margin (fte)	3.65%	3.73%	3.25%	3.48%	3.59%
Allowance for loan losses to total loans	0.93%	0.83%	1.04%	0.98%	0.92%
Net charge-offs to average loans (annualized)	0.04%	0.14%	0.03%	0.05%	0.04%
Nonperforming loans to total loans	0.85%	0.89%	0.30%	0.30%	0.09%
Nonperforming assets to total assets	0.70%	0.74%	0.29%	0.31%	0.19%